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                                POWER OF ATTORNEY


         The undersigned Directors of DANIEL GREEN COMPANY, do hereby constitute and appoint James R. Riedman and Greg A. Tunney their true and lawful attorneys and agents, to execute the Daniel Green Company Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, for us and in our names as Directors, to comply with the Securities Exchange Act of 1934, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection therewith.


Dated:  March 18, 2000                      /s/ Edward Bloomberg
                                            ------------------------------------
                                             Edward Bloomberg


Dated:  March 13, 2000                      /s/ Gregory Harden
                                            ------------------------------------
                                             Gregory Harden


Dated:  March 10, 2000                      /s/ James R. Riedman
                                            ------------------------------------
                                             James R. Riedman


Dated:  March 13, 2000                      /s/ Steven DePerrior
                                            ------------------------------------
                                             Steven DePerrior


Dated:  March 10, 2000                      /s/ Gary E. Pflugfelder
                                            ------------------------------------
                                             Gary E. Pflugfelder


Dated:  March 13, 2000                      /s/ Greg A. Tunney
                                            ------------------------------------
                                             Greg A. Tunney